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                       CHASE MORTGAGE FINANCE CORPORATION

                                    PURCHASER

                             CHASE HOME FINANCE LLC

                              MORTGAGE LOAN SELLER

                          MORTGAGE LOAN SALE AGREEMENT
                          Dated as of September 1, 2006

                           $531,002,329 (APPROXIMATE)

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Mortgage Loan Sale Agreement (the "Agreement"), dated as of September 1, 2006 between Chase Mortgage Finance Corporation, as purchaser (the "Purchaser"), and Chase Home Finance LLC, as seller (the "Mortgage Loan Seller").

The Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed in Exhibit A hereto (the "Mortgage Loans") as described herein. The Purchaser, a Delaware corporation with its principal place of business in Iselin, New Jersey, is a wholly-owned limited-purpose finance subsidiary of JPMorgan Chase & Co. The Purchaser intends to deposit the Mortgage Loans into a trust and sell a series of Mortgage Pass-Through Certificates, Series 2006-S2 (the "Certificates"), evidencing interests in the Mortgage Loans under a Pooling and Servicing Agreement to be dated as of September 1, 2006 among the Purchaser, JPMorgan Chase Bank, N.A., as servicer and custodian, The Bank of New York, as trustee (the "Trustee") and JPMorgan Chase Bank, N.A., as paying agent, substantially in the form previously delivered by the Purchaser to the Mortgage Loan Seller (the "Pooling and Servicing Agreement").

Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders thereunder. The Certificates will consist of Class A Certificates (the "Class A Certificates"), Class M Certificates (the "Class M Certificates," and together with the Class A Certificates, the Class B-1 Certificates and the Class B-2 Certificates, the "Offered Certificates"), and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (collectively, the "Class B Certificates") and will evidence specified interests in the pool of Mortgage Loans and certain other property held in trust under the Pooling and Servicing Agreement. The Class M Certificates and the Class B Certificates, the aggregate original principal amount of which will initially equal approximately 2.90% and 1.35%, respectively, of the outstanding principal balance of the Mortgage Loans, will be subordinate to the Class A Certificates, the aggregate original principal amount of which will initially equal approximately 95.75% of the outstanding principal balance of the Mortgage Loans (such percentage referred to herein as the "Senior Percentage").

The Purchaser has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 relating to the Offered Certificates, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 and the rules of the Commission thereunder. The Purchaser has caused a prospectus dated September 25, 2006 as supplemented by a prospectus supplement, dated September 25, 2006 (as supplemented, the "Prospectus") to be prepared with respect to the sale of the Offered Certificates, copies of which have been delivered to the Mortgage Loan Seller.

All capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement. The following terms are defined as follows:

     Cut-off Date:              September 1, 2006

     First Distribution Date:   October 25, 2006

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     Closing Date:              September 26, 2006

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                                    ARTICLE 1
                      SALE AND CONVEYANCE OF MORTGAGE LOANS

     SECTION 1.01 Sale and Conveyance of Mortgage; Possession of Mortgage File. The Mortgage Loan Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all right, title, and interest of the Mortgage Loan Seller in and to the Mortgage Loans and each of the documents and records maintained by the Mortgage Loan Seller with respect to the origination or servicing of a particular Mortgage Loan (each, a "Mortgage File") including all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date. All documents relating to the Mortgage Loans not delivered to the Purchaser are and shall be held in trust by the Mortgage Loan Seller for the benefit of the Purchaser as the owner thereof or the Purchaser's assignee or designee and the Mortgage Loan Seller's possession of the contents of each such document so retained is at the will of the Purchaser or the Purchaser's assignee or designee and such retention and possession by the Mortgage Loan Seller is in a custodial capacity only. Upon sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the contents of the related Mortgage File will be vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Mortgage Loan Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Mortgage Loan Seller at the will of the Purchaser in such custodial capacity only. The Mortgage Loan Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Mortgage Loan Seller shall release its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser or the Purchaser's assignee or designee, except that where such release is required as incidental to a repurchase of any such Mortgage Loan pursuant to Section 1.04 or 2.02 hereof, such written instructions shall not be required. The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File will be vested in the Trustee, as assignee of the Purchaser. The Mortgage Loan Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Mortgage Loan Seller shall respond to any third party inquiries with respect to ownership of the Mortgage Loans by stating that such ownership is held by the Trustee and the Certificateholders.

     SECTION 1.02 Books and Records. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Purchaser or its assignee in accordance with this Agreement. All rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with a Mortgage Loan, shall be received and held by the Mortgage Loan Seller in trust for the benefit of the Purchaser or its assignee as the owner of the Mortgage Loans. The Mortgage Loan Seller


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shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser or its assignee pursuant to the Pooling and Servicing Agreement.

     SECTION 1.03 Delivery of Mortgage Loan Documents. The Mortgage Loan Seller has delivered or caused to be delivered to the Purchaser or its designee in accordance with the instructions of the Purchaser, each of the documents referred to in Section 2.01 of the Pooling and Servicing Agreement.

If, in connection with any Mortgage Loan, the Mortgage Loan Seller cannot deliver the Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement, or within 120 days thereafter, solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Mortgage Loan Seller shall deliver or cause to be delivered to the Purchaser or its designee an Officer's Certificate, with a photocopy of such Mortgage attached thereto, stating that such Mortgage has been delivered to the appropriate public recording official for recordation. The Mortgage Loan Seller shall promptly deliver or cause to be delivered to the Purchaser or its designee such Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official. Notwithstanding the above, the Mortgage Loan Seller shall co-operate with the Servicers and use its best efforts to cause each original Mortgage with evidence of recording thereon to be delivered to the Purchaser or its designee within 180 days of the Closing Date.

     SECTION 1.04 Review of Mortgage Loans; Repurchase of Mortgage Loans. The Purchaser or its designee shall review the documents delivered pursuant to
Section 1.03 or Section 2.03 hereof within 270 days after the Closing Date or the date of substitution, as the case may be, to ascertain that all required documents have been executed and received and that such documents relate to the mortgage loans identified on the Mortgage Loan Schedule. If the Purchaser or its designee discovers that any document or documents constituting a part of a Mortgage File is missing or defective in any material respect, the Purchaser or its designee shall notify the Mortgage Loan Seller promptly (and in any event within no more than five Business Days). The Mortgage Loan Seller shall correct or cure any such omission or defect within 60 days from the date the Mortgage Loan Seller was notified of the omission or defect, and, if the Mortgage Loan Seller does not correct or cure each omission or defect within such period, the Mortgage Loan Seller shall repurchase such Mortgage Loan at the Purchase Price within 90 days of the date the Mortgage Loan Seller was notified of such omission or defect. At the time of such repurchase, the Purchaser or the Trustee, as appropriate, shall, in exchange for a written receipt therefor, release documents in its possession relating to such Mortgage Loan to the Mortgage Loan Seller.

The Mortgage Loan Seller shall repurchase all Mortgage Loans to which an exception was taken in the Exception Report and confirmed to the Company by the Trustee unless such exception is cured to the satisfaction of the Purchaser within five Business Days of the date hereof (or such other period as is agreed by the Purchaser and the Trustee, but not more than 60 days). At the time of such repurchase, the Purchaser or the Trustee, as appropriate, shall, in exchange for a


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written receipt therefor, release documents in its possession relating to such
Mortgage Loan to the Mortgage Loan Seller.

     SECTION 1.05 Treatment as a Security Agreement. The Mortgage Loan Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans. The parties intend that the conveyance of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Mortgage Loan Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans, all payments of principal or interest on such Mortgage Loans, all other payments made in respect of such Mortgage Loans, and all proceeds if any thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Purchaser may, to secure the Purchaser's own borrowings, repledge (i) all or any portion of the Mortgage Loans pledged to the Purchaser and not released from the security interest of this Agreement at the time of such pledge and (ii) all proceeds, products and profits derived from such Mortgage Loans, including, without limitation, to the extent of the Mortgage Loan Seller's interest therein, all moneys, goods, insurance proceeds and other tangible or intangible property received upon the liquidation or sale thereof or otherwise relating thereto. Such a repledge may be made by the Purchaser with or without a repledge by the Purchaser of its rights under this Agreement, and without further notice to or acknowledgment from the Mortgage Loan Seller. The Mortgage Loan Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies whether legal or equitable (including any right of set-off) against the Purchaser or any assignee of the Purchaser relating to such action by the Purchaser.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01 Representations and Warranties of the Mortgage Loan Seller. The Mortgage Loan Seller represents and warrants to the Purchaser that, as of the Closing Date, it has made the representations and warranties set forth in
Section 3.01 of the Pooling and Servicing Agreement for the benefit of the Purchaser. Such representations and warranties are incorporated by reference in this Section 2.01 hereof, and the Purchaser may rely thereon as if such representations and warranties were fully set forth herein.

It is understood and agreed that the representations and warranties incorporated by reference in this Section 2.01 shall survive the sale of the Mortgage Loans to the Purchaser, the sale and delivery of the Mortgage Loans to the Trust Fund and the issuance, sale and delivery of the Certificates by the Purchaser, shall continue so long as any Class A, Class M or Class B Certificate shall remain outstanding or until the Pooling and Servicing Agreement shall have been terminated as therein provided, and shall inure to the benefit of the Purchaser,


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notwithstanding any restrictive or qualified endorsement on any Mortgage Note or
Assignment of Mortgage or the examination of any Mortgage File.

The Mortgage Loan Seller acknowledges that, pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 1.04 and 2.02 hereof to the Trustee for the benefit of the Certificateholders. The Mortgage Loan Seller agrees that, upon such assignment to the Trustee, the Trustee may enforce directly, without joinder of the Purchaser, the repurchase obligations of the Mortgage Loan Seller set forth in Sections 1.04 and 2.02 hereof with respect to breaches of the representations and warranties set forth in Section 3.01 of the Pooling and Servicing Agreement, or with respect to documentary defects or omissions set forth in Section 2.02 of the Pooling and Servicing Agreement.

     SECTION 2.02 Breach of Representations and Warranties; Repurchase of Mortgage Loans. Upon discovery by the Mortgage Loan Seller, the Purchaser or the Trustee of a breach of any of the representations and warranties incorporated by reference in Section 2.01 hereof, irrespective of any limitation in such representation or warranty regarding the knowledge of the Mortgage Loan Seller, which materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser or the Trustee (or which materially and adversely affects the interests of the Purchaser or the Trustee in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of its discovery or its receipt of notice of any such breach, the Mortgage Loan Seller shall (i) cure such breach, or (ii) substitute a Mortgage Loan if permitted to do so by the provisions of
Section 2.03 below, or (iii) if the breach relates to a particular Mortgage Loan, repurchase such Mortgage Loan from the Trustee or the Purchaser, as appropriate, at a price equal to the Purchase Price, or (iv) if the breach relates to a breach of a representation or warranty regarding the Mortgage Loans as a whole, repurchase Mortgage Loans selected by the Purchaser (or its designee or assignee) such that the representations and warranties with respect to the Mortgage Loans as a whole are materially correct, from the Trustee or the Purchaser, as appropriate, at the Purchase Price therefor, so long as such repurchase is in accordance with the Pooling and Servicing Agreement. Any such repurchase shall be accomplished by payment to the Servicers or deposit in the Certificate Account of the Purchase Price (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Certificate Account for future distribution).

     SECTION 2.03 Option to Substitute. If the Mortgage Loan Seller would otherwise be required to repurchase any Mortgage Loan pursuant to Section 1.04 or 2.02 hereof, the Mortgage Loan Seller may, at its option, but only within less than two years of the Closing Date, remove such deficient Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such deficient Mortgage Loan, in lieu of repurchasing such deficient Mortgage Loan. Any substitute Mortgage Loan shall (i) have an outstanding principal amount at the time of substitution not in excess of the outstanding principal amount of the deficient Mortgage Loan, (ii) have a Mortgage Rate not less than the Mortgage Rate of the deficient Mortgage Loan, and


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not more than one percentage point greater than the Mortgage Rate of the deficient Mortgage Loan, (iii) have a remaining term to maturity not later than, and not more than one year less than, the remaining term to maturity of the deficient Mortgage Loan, (iv) be, in the reasonable determination of the related servicer, of the same type, quality and character (including location of the Mortgaged Property) as the deficient Mortgage Loan as if the breach had not occurred, (v) have a Loan-to-Value Ratio at origination not greater than that of the deficient Mortgage Loan, (vi) be, in the reasonable determination of the Mortgage Loan Seller, in material compliance with the representations and warranties incorporated by reference in Section 2.01 hereof as of the date of substitution and (vii) if the deficient Mortgage Loan for which it is being substituted is not a Balloon Loan, not be a Balloon Loan.

The Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of the deficient Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Mortgage Loan Seller shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties incorporated by reference in Section
2.01 hereof as of the date of such substitution, which shall continue so long as any Class A, Class M or Class B Certificate shall remain outstanding or until the Pooling and Servicing Agreement shall have been terminated as therein provided.

SECTION 2.04. Action to Ensure Enforceability. The Mortgage Loan Seller shall, at the request of the Purchaser or the Trustee, take all action on its part which is reasonably necessary to ensure the enforceability of a Mortgage Loan.

SECTION 2.05. High Cost Home Loans. No Mortgage Loan is a "High-Cost Home Loan" as defined in New York Banking Law 6-1; No Mortgage Loan originated (or modified) on or after October 1, 2002 and before March 7, 2003 is secured by property located in the State of Georgia; No Mortgage Loan originated on or after March 7, 2003 is a "High-Cost Home Loan" as defined under the Georgia Fair Lending Act. No Mortgage Loan is a "High-Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003); No Mortgage Loan is a "High-Cost Home Loan" as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100); No Mortgage Loan is a "home loan" as defined by Nevada Revised Statute Section 598D.040; No Mortgage Loan is a "high-rate, high-fee mortgage" as defined by Maine Revised Statute, Title 9-A, Section 8-103; No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.); No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. Sections 58-21A-1 et seq.); No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.); No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 6, 2004 (Mass. Ann. Laws Ch. 183C); No Mortgage Loan is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9).


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                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

     SECTION 3.01 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 3.02 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 3.03 Fees and Expenses. The Mortgage Loan Seller shall pay all costs, fees and expenses incurred in connection with the transactions contemplated hereby. The Mortgage Loan Seller will pay, or arrange for payment of, all recording fees in connection with the transactions contemplated hereby.

     SECTION 3.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to
(i) in the case of the Purchaser, Chase Mortgage Finance Corporation, 300 Tice Boulevard, Woodcliff Lake, New Jersey 07675, (ii) in the case of the Mortgage Loan Seller, Chase Home Finance LLC, 194 Wood Avenue South, Iselin, New Jersey 08830, Attention: Contract Finance, or (iii) in the case of either of the preceding Persons, such other address as may hereafter be furnished to the other Person in writing by such Person.

     SECTION 3.05 Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 3.06 Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     SECTION 3.07 Place of Delivery. The Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser and shall be deemed to have been made in the State of New York.


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     SECTION 3.08 Agreement of Parties. The Mortgage Loan Seller and the
Purchaser agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     SECTION 3.09 Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their respective successors and assigns. This Agreement cannot be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of each other party to this Agreement, and any such purported assignment, pledge or hypothecation shall be of no force or effect.

     SECTION 3.10 Amendment. The Agreement may be amended from time to time by the Mortgage Loan Seller and the Purchaser by written agreement signed by the Mortgage Loan Seller and the Purchaser.

     SECTION 3.11 Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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     IN WITNESS WHEREOF, the Purchaser and the Mortgage Loan Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CHASE MORTGAGE FINANCE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        CHASE HOME FINANCE LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


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                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

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